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                                                                 EXHIBIT - 10.1


THE RIGHTS OF THE HOLDER OF THIS NOTE WITH RESPECT TO THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR OTHER ENCUMBRANCE OR DISPOSITION OF THIS NOTE OR OF THE "COMMON STOCK" OF THE COMPANY (AS DEFINED HEREIN) ISSUABLE UPON CONVERSION HEREOF ARE SUBJECT TO THE RESTRICTIONS SET FORTH IN SECTION 5 OF THIS NOTE.

                         9% CONVERTIBLE PROMISSORY NOTE

$150,000.                                                          Dec. 5, 1995

         THIS 9% CONVERTIBLE PROMISSORY NOTE is made as of Dec. 5, 1995 by Dallas Gold & Silver Exchange, Inc., a Nevada corporation (the "Company").

SECTION 1.       Payment Obligation.

         Subject to the terms and conditions hereinafter set forth, for value received the Company promises to pay to A-Mark Precious Metals, Inc., or registered assigns ("Holder"), on Dec. 5, 1998 the principal sum of One Hundred Fifty Thousand Dollars ($150,000). The Company further promises to pay interest on the outstanding principal balance hereof from the date hereof until paid or converted in accordance with Section 2 hereof at the rate of nine percent (9%) per annum calculated on the basis of a 360-day year. Accrued interest hereunder shall be payable quarterly in arrears on the first day of each calendar quarter or, if such day is not a Business Day, the next succeeding Business Day. Each date on which an installment of interest is payable pursuant to the terms of this Note is referred to herein as an "Interest Payment Date". Payment of principal and interest on this Note shall he made at the principal executive office of the Holder at 100 Wilshire Boulevard, Third Floor, Santa Monica, California 90401, or at such other address as the Holder shall designate in writing in accordance with Section 8.3, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that the Company may pay principal and interest by check payable in such money.

SECTION 2.       Conversion of the Note.

         2.1 Conversion Privilege. Subject to and upon compliance with the provisions of this Section 2, the Holder, at the Holder's option at any time prior to payment in full of this Note, may convert all or any part of the unpaid principal amount of this Note into shares of Common Stock of the Company, par value $.0l per share (the "Common Stock"), at the Conversion Price in effect at the Conversion Date.
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         2.2     Manner of Exercise of Conversion Privilege. In order to
exercise the conversion privilege of this Note, the Holder shall deliver written notice in substantially the form attached to this Note as Exhibit 1 to the Company during regular business hours at its principal executive office (which currently is located at 519 Interstate 30, Suite 243, Rockwall, Texas 75087). Conversion shall be deemed to have been effected on the date when such notice is delivered to the Company (the "Conversion Date") and at that time the rights of the Holder as such shall cease, except with respect to the payment of accrued interest in accordance with Section 2.4 below. An election to convert this Note in whole or in part shall be irrevocable once made.

         2.3    Issuance of Certificates. As promptly after the Conversion
Date as practicable, the Company shall instruct its transfer agent to issue and deliver to the Holder at the address of the Holder set forth on the Company's records, without any charge to the Holder, a certificate or certificates (issued in the name of the Holder or, subject to the provisions of Section 5.2 hereof, in such name as the Holder may designate) for the number of full shares of Common Stock of the Company issuable upon the conversion of this Note. In case the Note is surrendered for a partial conversion, the Company shall execute and deliver to the Holder a new Note in an aggregate principal amount equal to the unconverted portion of the principal amount of the surrendered Note.

         2.4 Interest on Conversion. On conversion of this Note, interest shall cease to accrue as of the Conversion Date on the principal amount converted, but interest accrued to the Conversion Date shall be payable on or before the third (3rd) business day following the Conversion Date. No payment or adjustment shall be made on conversion of this Note for any dividends on Common Stock issued upon conversion that were declared before the Conversion Date. Upon such conversion the Holder shall be deemed to have become the stockholder of record on the Conversion Date (unless the transfer books of the Company are closed on that date, in which event the Holder shall be deemed to have become the stockholder of record on the next succeeding day on which the transfer books are open and the conversion shall be at the rate in effect on such date).

         2.5 Taxes Upon Conversion. The Company shall pay any and all taxes that may be payable in respect of the issuance or delivery of any shares of Common Stock on conversion of this Note or any portion thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that of the Holder, and the Company shall not be required to issue or deliver such shares of Common Stock unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

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         2. 6    Elimination of Fractional Interests. No fractional shares of
Common Stock shall be issued upon conversion of this Note, nor shall the Company be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

         2.7 Conversion Price. The initial Conversion Price of this Note shall be Fifty Cents ($0.50) per share of Common Stock. The Conversion Price shall be adjusted from time to time as follows:

                 (a) If the Company shall at any time after the date hereof (i) issue any shares of Common Stock, or securities convertible into or exchangeable for shares of Common Stock, by way of a dividend or other distribution on any stock of the Company or without consideration, or (ii) subdivide or combine its outstanding shares of Common Stock, the Conversion Price shall be adjusted (to the nearest full cent) by multiplying (x) the Conversion Price in effect immediately prior to the adjustment by (y) a fraction, the numerator of which is the total number of shares of Common Stock outstanding immediately before such event, and the denominator of which is the total number of shares of Common Stock outstanding immediately after such event. For the purposes of any computation to be made in accordance with this Section 2.7, shares of Common Stock issuable upon conversion or exchange of other securities shall be deemed to be outstanding as soon as such other securities are issued, and shares of Common Stock or other securities issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution.

                 (b) If the Company shall sell or issue Common Stock (other than pursuant to transactions described in paragraph (a) above), or rights, options, warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock or Common Stock Equivalents (as defined in Section 8.1), without consideration or for a consideration per share (determined, in the case of rights, options, warrants and convertible securities, by dividing (i) the total amount received or receivable by the Company in consideration of the sale or issuance of the rights, options, warrants and convertible securities plus the total consideration payable to the Company upon conversion, exchange or exercise thereof (including the exercise, exchange or conversion of any rights, options, warrants or convertible securities into which such securities may be convertible or for which they may be exchangeable or exercisable), by
         (ii) the total number of shares of Common Stock covered by such rights, options, warrants and convertible securities) less than the Conversion Price per share of the Common Stock in

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         effect immediately prior to such sale or issuance, the Conversion
         Price shall be adjusted so that the Conversion Price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such sale or issuance (which, in the event of a distribution to stockholders, shall be deemed to be the record date set by the Company to determine stockholders entitled to participate in such distribution) by a fraction, the numerator of which shall be
         (x) the number of shares of Common Stock outstanding immediately prior to such sale or issuance, plus (y) the number of additional shares of Common Stock which the aggregate consideration received by the Company upon such sale or issuance (plus the aggregate of any additional amount to be received by the Company upon the exercise or conversion of all such rights, options, warrants or convertible securities) would purchase at the Conversion Price in effect immediately prior to such sale or issuance, and the denominator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to such sale or issuance, plus (y) the number of additional shares of Common Stock offered or sold (or for which the rights, options, warrants or convertible securities so offered or sold are convertible, exchangeable or exercisable). Such adjustments shall be made successively whenever any such Common Stock or rights, options, warrants or convertible securities are issued. To the extent that shares of Common Stock are not delivered (or Common Stock Equivalents are not delivered) after the expiration of any such rights, options, warrants or the conversion period of any convertible securities, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights, options, warrants or convertible securities been made upon the basis of delivery of only the number of shares of Common Stock (or Common Stock Equivalents) actually delivered. The provisions of this paragraph (b) shall not apply, and no adjustment to the Conversion Price shall be made, in the case of the issuance of Common Stock under the following circumstances: (i) pursuant to the Company's existing qualified stock incentive or stock purchase plans or pursuant to any such plans subsequently approved by the Company's stockholders;
         (ii) subject to Section 2.10 hereof, in connection with a business combination or acquisition by way of merger, consolidation, stock or asset acquisition or otherwise, provided that such business combination or acquisition shall be at fair value as reasonably determined by the Company's Board of Directors; or (iii) pursuant to any rights, options or warrants to purchase Common Stock outstanding on the date hereof.

                 (c) In case the Company shall hereafter fix a record date for making a distribution to the holders of Common Stock of assets or evidences of its indebtedness (excluding regular, periodic cash dividends out of earnings and dividends or distributions referred to in paragraph (a) of this Section

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         2.7 or convertible indebtedness referred to in paragraph (b) of this
         Section 2.7) or Common Stock subscription rights, options or warrants to acquire Common Stock or Common Stock Equivalents (excluding those referred to in paragraph (b) of this Section 2.7), then in each such case the Conversion Price in effect after such record date shall be adjusted to the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the Market Value (as defined in Section 8.l) per share of Common Stock, less the fair market value (as reasonably determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such Common Stock subscription rights, options and warrants or of such Common Stock Equivalents applicable to one share of Common Stock, and the denominator of which shall be such Market Value per share of Common Stock; provided, however, that in no event shall the Conversion Price be adjusted pursuant to the provisions of this paragraph (c) solely on account of distributions of assets or evidences of the Company's indebtedness to a price that is less than 60% of the initial Conversion Price adjusted in accordance with all the provisions of this Section 2.7 other than adjustments pursuant to this paragraph (c) of Section 2.7 on account of distributions of assets or evidences of the Company's indebtedness. Such adjustment shall be made successively whenever the record date for such distribution is fixed and shall become effective immediately after such record date.

                 (d) If any event occurs as to which the other provisions of this Section are not strictly applicable but the lack of any adjustment of the Conversion Price would not fairly protect the rights of the Holder in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the rights of the Holder in accordance with the basic intent and principles of such provisions, then the Conversion Price shall be adjusted, on a basis consistent with the basic intent and principles established in the other provisions of this Section, as necessary to preserve, without dilution, the conversion rights of the Holder.

                 2.8 Effect of Reclassification, Consolidation, Merger, etc. In case of the reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from no par value to par value or vice versa, or as a result of a subdivision or combination), or in the case of any consolidation or merger of the Company with or into a corporation (other than a consolidation or merger in which the Company is the surviving corporation which does not result in any reclassification or change of outstanding shares of Common Stock except a change as a result of a subdivision or combination of such shares or a change in par value as described above and in which the stockholders of the Company immediately prior to such consolidation or merger constitute at least 50% of the stockholders following consummation

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thereof), or in the case of a sale or conveyance to another corporation of all or substantially all of the assets of the Company, the Holder thereafter shall have the right to convert this Note into the kind and number of shares of stock and/or other securities or property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company into which this Note might have been converted immediately before the time of determination of the stockholders of the Company entitled to receive such shares of stock and/or other securities or property. The Company shall be obligated to retain and set aside, or otherwise make fair provision for exercise of the right of the Holder to receive, the shares or stock and/or other securities or property provided for in this
Section 2.8.

         2.9 Certificate Concerning Adjusted Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Section 2, the Company promptly shall: (i) place on file at its principal executive office an officer's certificate signed by the chief financial officer or controller of the Company showing in appropriate detail the facts requiring such adjustment, the computation thereof, and the adjusted Conversion Price, and shall exhibit the certificate from time to time to the Holder of this Note if the Holder desires to inspect the same; and (ii) mail or cause to be mailed to the Holder, in the manner provided for giving notice pursuant to this Note, a notice stating that such adjustment has been made and setting forth the adjusted Conversion Price.

         2.10 Notice of Certain Corporate Actions. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice on account of the shares of Common Stock into which the Note is convertible, or as having any rights whatsoever as a stockholder of the Company with respect to such shares. If, however, any of the following events shall occur:

                 (a) the Company shall establish a record date for the purpose of entitling the holders of its Common Stock to receive a dividend or distribution in cash (excluding regular, periodic cash dividends) or otherwise;

                 (b) the Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any right, option or warrant to subscribe for or purchase the same;

                 (c) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets;

                 (d) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of the Company's

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         property, assets and business as an entirety shall be approved by the
         Company's Board of Directors; or

                 (e) a merger or consolidation of the Company with or into any other corporation which shall be approved by the Company's Board of Directors;

then, in any one or more of such events, the Company shall give written notice of such event to the Holder at least thirty (30) days before the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such distribution, additional shares, convertible or exchangeable securities or subscription or purchase rights, options or warrants or entitled to vote on such proposed dissolution, liquidation, winding up, sale, merger or consolidation. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

         2.11 Reservation and Listing of Shares for Issuance. The Company shall at all times reserve and keep available out of its authorized and unissued shares of Common Stock, for the purpose of effecting the conversion of this Note, such number of its duly authorized shares as shall from time to time be sufficient to effect the conversion of this Note. The Company covenants that all shares of Common Stock issued upon conversion of this Note in compliance with the terms hereof will he duly and validly issued and fully paid and non-assessable. As long as this Note shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon conversion of this Note to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock is then listed.

SECTION 3.       Transfer, Exchange and Replacement of Note.

         This Note shall be transferable only on the note register of the Company maintained at the office of the Company's transfer agent, upon delivery thereof duly endorsed by, or accompanied (if required by the Company) by proper evidence of succession, assignment or authority to transfer executed by, the Holder, in each case accompanied by any necessary transfer tax imposed upon transfer or evidence thereof. In addition, prior to such transfer the Holder (and, if applicable, the proposed transferee) shall comply with the terms of
Section 5.2. Upon any registration of transfer, the Company shall execute a new Note to the person entitled thereto. The Company may deem and treat the person in whose name this Note is registered as the absolute, true and lawful owner of this Note for all purposes. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, the Company shall make and deliver a new Note of like tenor, in lieu of this Note, if (i) in case of loss, theft or destruction, the Company receives indemnity or security reasonably satisfactory to it, (ii) the Company is reimbursed for all reasonable expenses incidental to such

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replacement, and (iii) this Note is surrendered and cancelled, if mutilated.

SECTION 4.       Prepayment.

         The principal amount of this Note may not be prepaid, in whole or in part, without the written consent of the Holder.

SECTION 5.       Acquisition for Investment and Restrictions On Transfer.

         5.1     Investment Intent.

                 (a) The Holder, by acceptance of this Note, represents that this Note and any shares of Common Stock issuable upon conversion of this Note will be acquired for the Holder's own account for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the Holder has no present intention of distributing or reselling the Note or any such shares of Common Stock.

                 (b) Holder, by acceptance of this Note, further represents that it has not offered or sold this Note, or any shares of Company Stock into which this Note is convertible, directly or indirectly to any other "Person" (as defined in Section 8.1 below) and that the Holder is not acquiring the Note or any such shares for the account of any other Person.

         5.2 Restrictions on Transfer. The Holder, by acceptance of this Note, agrees that the Holder will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of this Note or any of the shares of Common Stock issuable upon conversion of this Note unless: (i) a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the sale or transfer of the Note or the shares of Common Stock issuable upon conversion of the Note, as the case may be, is in effect; or (ii) the Holder first provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Act. Any such sale, transfer, assignment, pledge, hypothecation or other disposition shall also comply with applicable state securities or "blue sky" laws.

         5.3 Legends. Certificates evidencing shares of Common Stock issuable upon conversion of this Note shall bear the following legend:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH SECURITIES MAY

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                 NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE
                 REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

The certificates representing such shares of Common Stock, and each certificate issued upon transfer thereof, shall also bear any legend required under any applicable state securities law. The Holder consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer of the Note and shares of Common Stock issuable upon conversion hereof set forth herein. The Company shall remove any legend endorsed on this Note or on a certificate representing the shares of Common Stock issued upon conversion hereof, and any stock transfer instructions and record notations with respect to the Note and shares of Common Stock issuable upon conversion hereof, and shall issue a Note or certificate without such legend to the Holder if: (i) this Note or any Common Stock issuable upon conversion hereof is registered under the Act and under any applicable state securities laws, as the case may be; or (ii) the Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of this Note or such shares of Common Stock may be made without registration under the Act or under any applicable state securities laws, as the case may be.

SECTION 6.       Default.

         6.1     Rights Upon Default.  Upon any Event of Default as defined in
Section 6.2, the Holder may, at its option, declare the entire amount of principal and accrued interest on this Note immediately due and payable, by written notice to the Company, in which event the Company shall immediately pay to the Holder the entire unpaid principal balance of this Note together with accrued interest thereon to the date of such payment. At any time within fifteen (15) days after such declaration, the same may be rescinded and such Event of Default may be waived by the Holder of this Note by written notice from it to the Company. In the event the Company fails to make payment to the Holder of this Note as provided in this Section 6.1, the Holder shall be entitled to take such measures as may be appropriate to enforce the Company's obligations under this Note, by judicial proceedings or otherwise. No delay or omission of the Holder of this Note to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed as a waiver of any such Event of Default or an acquiescence therein.

         6.2 Events of Default. An "Event of Default" under this Note shall occur if:

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                 (a)      the Company defaults in the payment of principal
         under this Note when due, either at maturity or by declaration as authorized in this Note;

                 (b) the Company defaults in the payment of interest under this Note when due and the default continues for a period of ten (10) days;

                 (c) the Company makes a general assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; any voluntary petition is filed by or against the Company under the United States Bankruptcy Code or any similar federal or state law for the purpose of adjudicating the Company a bankrupt or insolvent, for extending the time for payment, adjustment or satisfaction of the Company's liabilities, or for reorganization, liquidation or arrangement on account of or to prevent bankruptcy or insolvency; or the Company consents to the filing of any such petition or consents to the appointment or a receiver, liquidator or trustee in bankruptcy;

                 (d) a court of competent jurisdiction enters an order or decree under the United States Bankruptcy Code or any similar federal or state law for the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of the Company, or of all or substantially all of its property or for the winding up or liquidation of its affairs, or adjudicating the Company a bankrupt or insolvent or approving a petition seeking reorganization of the Company under any bankruptcy law, and in any event, such order or decree has continued in force undischarged and unstayed for a period of forty-five (45) days;

                 (e) the Company and/or any "Subsidiary" (as defined in Section 8.1) defaults in the performance or observance of any agreements contained in the instruments creating or evidencing other Indebtedness (as defined below), if the effect of such default is to cause Indebtedness, in any individual case or in the aggregate, in excess of $50,000 in principal amount to become due and payable prior to maturity. As used herein, the term "Indebtedness" means (i) all obligations of the Company or any of its Subsidiaries for money borrowed or evidenced by bonds, debentures, notes or similar instruments (including, without limitation obligations with respect to letters of credit and bankers' acceptances), (ii) all obligations of the Company or any of its Subsidiaries to pay the deferred price of property or services, (iii) capitalized lease obligations of the Company or any of its Subsidiaries, so classified in accordance with generally accepted accounting principles, and (iv) all indebtedness and obligations of others guaranteed by the Company or any of its Subsidiaries or secured by a mortgage, pledge, lien, charge or encumbrance on the assets of the Company or any of its Subsidiaries;

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
                 (f) a final judgment or judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company and/or any of its Subsidiaries and such judgment or judgments remain unstayed or undischarged for a period of thirty
         (30) days, provided that the aggregate of all such judgments (not paid or fully covered by insurance except for any reasonable deductible) exceeds $50,000;

                 (g) any representation or warranty contained in this Note shall be, when made, untrue in any material respect; or

                 (h) the Company shall default in the performance or observance of any agreement, term, covenant or condition contained in this Note (other than as specifically provided in this Section 6.2) and such default is not remedied within fifteen (15) days after receipt by the Company of written notice from the Holder of such default.

The Company shall give the Holder prompt written notice of the occurrence of any event specified in paragraph (c) or (d) hereof; any Event of Default specified in paragraph (e) or (f) hereof; or any default specified in paragraph
(h) hereof.

SECTION 7.       Representations and Warranties.

                   The Company represents and warrants that:

                 (a) The execution and delivery of this Note has been duly and validly authorized by the Board of Directors of the Company and that no other corporate proceedings on the part of the Company are necessary to authorize this Note. This Note has been duly and validly executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against it in accordance with its terms;

                 (b) The execution, delivery or performance by the Company of this Note will not, with or without the giving of notice or the passage of time, or both, conflict with, violate, result in a breach of or default, right to accelerate or loss of rights under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the material assets or properties of the Company or its subsidiaries pursuant to any provision of the Company's Certificate of Incorporation or Bylaws, or any agreement, law, rule, or regulation, or any order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries, or their respective assets or properties is bound; and

                 (c) No consent or approval of, or notification to or filing with, any governmental authority, stock exchange,

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         interdealer quotation system or any other party is required in connection with the execution, delivery and performance of this Note, other than such as have been obtained.

SECTION 8.       Miscellaneous.

         8.1 Definitions. As used herein the following terms shall have the following meanings:

                 "Person" shall mean any individual or entity, including without limitation any corporation, partnership, joint venture or trust.

                 "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in the State of California or New York are authorized by law to remain closed.

                 "Common Stock Equivalent" shall mean securities that are convertible into or exchangeable or exercisable for shares of Common Stock.

                 "Market Value" per share of Common Stock at any date shall be the average of the daily closing price for thirty (30) Business Days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and ask price, regular way, in either case on the principal national securities exchange or the NASDAQ/National Market System on which the shares of Common Stock are admitted to trading or listed, or if not so admitted or listed, the representative closing bid price as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information or, if no so available, the fair market price as reasonably determined by the Board of Directors of the Company.

                 "Subsidiary" shall mean any corporation or association of which the Company or one or more of its Subsidiaries owns at least a majority of the outstanding voting stock or other equity interest having by its terms ordinary voting power to elect a majority of the board of directors of such corporation or association.

         8.2 Merger, Consolidation and Sale. Nothing contained in this Note shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or any substantial portion of the assets of the Company, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby agrees, that at the effective time of any such consolidation, merger, sale or conveyance, the entire unconverted principal balance hereof (plus accrued, unpaid interest) shall be accelerated and shall immediately become due and payable.

         8.3 Notices. All notices and other communications made pursuant to the provisions of or in connection with this Note shall be in writing and shall be deemed to have been duly made when delivered personally or by express mail or courier or when sent by facsimile transmission with confirmation received (provided a writing evidencing such transmission is mailed by first class mail, postage prepaid within two (2) Business Days):

                 (a) If to the Holder, to A-Mark Precious Metals, Inc., 100 Wilshire Boulevard, Third Floor, Santa Monica, California 90401, fax no. (310) 319-0310, or to such other address as the Holder may give notice of to the Company from time to time; or

                 (b) If to the Company, to Dallas Gold & Silver Exchange, Inc., 519 Interstate 30, Suite 243, Rockwall, Texas 75087, fax no.
         (214) 772-3093, or to such other address as the Company may give notice of to the Holder from time to time.

         8.4 Successors. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

         8.5 Law Governing. This Note is delivered in the State of California and shall be construed and enforced in accordance with, and governed by, the internal laws of the State of California without application of the conflict of laws provisions thereof.

         8.6 Headings. The Section headings in this Note are inserted for purposes of convenience only and shall have no substantive effect.

         8.7 Expenses of Holder. Upon execution of this Note, the Holder shall present the Company with a statement, certified as correct by a duly authorized officer or the certified public accountant of the Holder setting forth the reasonable legal and accounting fees and expenses incurred by the Holder in connection with the negotiation and preparation of this Note and the Company shall pay, or shall reimburse to the Holder, the same; provided, that in no event shall the Company be obligated to pay or reimburse any amount in excess of Three Thousand Seven Hundred Fifty Dollars ($3,750) pursuant to this
Section 8.7.

         8.8 Attorneys' Fees. If the Holder takes any action, whether or not involving any suit or other legal action or proceeding, for the collection of the principal of (whether at maturity or accelerated maturity) or interest on this Note, the Holder shall be entitled to recover its reasonable attorneys' fees and other costs incurred or paid by the Holder, in addition to any other relief to which it may be entitled.

         8.9 Usury. Notwithstanding any other provision of this Note to the contrary, all agreements between the Company and the Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the advancement of the proceeds of this Note, acceleration of maturity of the unpaid principal balance, the addition of accrued interest to principal or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, or detention of the money to be advanced under this Note exceed the highest lawful rate permissible under applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Note or any other agreement pertaining to this Note, after timely performance of such provision is due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then the obligations to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, the Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of principal under this Note, such excess shall be refunded to the Company.

      WITNESS the signature of the duly authorized officer of the Company.



                                           DALLAS GOLD & SILVER
                                             EXCHANGE, INC.,
                                             a Nevada corporation

                                           By /s/ DR. L.S. SMITH
                                             --------------------
                                             Name: Dr. L.S. Smith
                                                  ---------------
                                             Title: Chairman
                                                   --------------

Exhibit 1


To____________________________:

                 The undersigned owner of this Note hereby irrevocably
exercises the option to convert $       principal amount of this Note into
shares of [        ] Common Stock of        in accordance with the terms of this
Note, and directs that the shares issuable and deliverable upon the conversion be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:________________________


                                             ___________________________________
                                                            Signature


Fill in for registration of shares of Common Stock if to be issued otherwise than to the registered holder.



------------------------------                     Social Security or Other
           (Name)                                 Taxpayer Identifying Number

                                             ___________________________________

------------------------------                      Principal Amount to be
           (Name)                                         Converted

                                             -----------------------------------

------------------------------
    Please print name and
    address (including zip
        code number)